As filed with the Securities and Exchange Commission on August 28, 1997
                                                     Registration No. __________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------

                             SUN MICROSYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

            DELAWARE                                       94-2805249
     (State of Incorporation)                           (I.R.S. Employer
                                                      Identification Number)

                              901 San Antonio Road
                               Palo Alto, CA 94303
                                 (650) 960-1300
   (Address and telephone number of Registrant's principal executive offices)

                           ---------------------------

                             Sun Microsystems, Inc.
                      Equity Compensation Acquisition Plan
                            (Full Title of the Plan)

                      -------------------------------------

                                Scott G. McNealy
                                    President
                             SUN MICROSYSTEMS, INC.
                              901 San Antonio Road
                               Palo Alto, CA 94303
                                 (650) 960-1300
            (Name, address and telephone number of agent for service)

                      -------------------------------------

                                    COPY TO:

                              David J. Segre, Esq.
                        WILSON SONSINI GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94304
                                 (650) 493-9300

                                 CALCULATION OF REGISTRATION FEE
-----------------------------------------------------------------------------------------------
                                                     Proposed
                                                      Maximum     Proposed
                                         Amount      Offering      Maximum        Amount of
                                         to be        Price       Aggregate      Registration
Title of Securities to be Registered   Registered    Per Share  Offering Price       Fee
-----------------------------------------------------------------------------------------------
Common Stock, no par value             1,150,000     $49.9375     $57,428,125      $17,403
-----------------------------------------------------------------------------------------------


(1) The Proposed Maximum Offering Price Per Share was estimated pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") solely for the purpose of calculating the registration fee. The average of the high and the low price on August 26, 1997, was $49.9375.

(2)  Pursuant to Section 6(b) of the Securities Act.

         The  contents  of the  Registrant's  Form S-8  Registration  Statement,
Registration No. 333-09867, dated August 9, 1996, relating to the Equity Compensation Acquisition Plan are incorporated herein by reference.

            PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8. Exhibits

Exhibit
Number                              Documents
------                              ---------
4.1            Equity Compensation Acquisition Plan
5.1            Opinion of Counsel as to legality of securities being registered
23.1           Consent of Counsel (Contained in Exhibit 5.1)
23.2           Consent of Ernst & Young LLP, Independent Auditors
24.1           Power of Attorney (Contained in page II-3)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Microsystems, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on this 22nd day of August, 1997.


                            SUN MICROSYSTEMS, INC.



                            By: /s/ Michael E. Lehman
                                ---------------------------------
                                Michael E. Lehman, Vice President
                                and Chief Financial Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott G. McNealy and Michael E. Lehman, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature               Title                                    Date
---------               -----                                    ----

/s/ Scott G. McNealy    Chairman of the Board of Directors,      August 22, 1997
---------------------   President and Chief Executive Officer
Scott G. McNealy        (Principal Executive Officer)



/s/ Michael E. Lehman   Vice President and Chief Financial       August 22, 1997
---------------------   Officer (Principal Financial Officer)
Michael E. Lehman


/s/ George Reyes        Vice President and Corporate Controller  August 22, 1997
---------------------   (Principal Accounting Officer)
George Reyes


/s/ L. John Doerr       Director                                 August 22, 1997
---------------------
L. John Doerr


/s/ Robert J. Fisher    Director                                 August 22, 1997
---------------------
Robert J. Fisher


/s/ Judith L. Estrin    Director                                 August 22, 1997
---------------------
Judith L. Estrin


/s/ Robert L. Long      Director                                 August 22, 1997
---------------------
Robert L. Long


/s/ M. Kenneth Oshman   Director                                 August 22, 1997
---------------------
M. Kenneth Oshman


/s/ A. Michael Spence   Director                                 August 22, 1997
---------------------
A. Michael Spence

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            ------------------------
                                    EXHIBITS
                            ------------------------



                       Registration Statement on Form S-8

                             SUN MICROSYSTEMS, INC.

                                 August 27, 1997

                             SUN MICROSYSTEMS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS

Exhibit
Number                          Description
------                          -----------
4.1           Equity Compensation Acquisition Plan
5.1           Opinion of Counsel as to legality of securities being registered
23.1          Consent of Counsel (Contained in Exhibit 5.1)
23.2          Consent of Ernst & Young LLP, Independent Auditors
24.1          Power of Attorney (Contained in page II-3)